                                                                    Exhibit 10.2

                               WEIGH-TRONIX, LLC

                    AMENDED AND RESTATED MEMBERS' AGREEMENT

                           DATED AS OF JUNE 13, 2000

                               WEIGH-TRONIX, LLC

                    AMENDED AND RESTATED MEMBERS' AGREEMENT
                    ---------------------------------------

                               TABLE OF CONTENTS
                               -----------------

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                                                                       Page
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

ARTICLE I - DEFINITIONS..............................................     1
ARTICLE II - COVENANTS AND CONDITIONS................................     8
 Section 2.1 Restrictions on Transfers; Right of First Refusal.......     8
 Section 2.2 Call by the Company.....................................    11
 Section 2.3 Put Right...............................................    13
 Section 2.4 Take Along..............................................    14
 Section 2.5 Come Along..............................................    15
 Section 2.6 Corporate Governance....................................    16
 Section 2.7 Preemptive Rights.......................................    17
 Section 2.8 Confidentiality.........................................    18
 Section 2.9 Redemption of Class C Interests at Option of Holders (..    19
 Section 2.10 Conversion.............................................    21
 Section 2.11 Registration Rights....................................    21
ARTICLE III - MISCELLANEOUS..........................................    32
 Section 3.1 Remedies................................................    32
 Section 3.2 Entire Agreement; Amendment; Waiver.....................    33
 Section 3.3 Severability............................................    33
 Section 3.4 Notices.................................................    33
 Section 3.5 Binding Effect; Assignment..............................    34
 Section 3.6 Governing Law...........................................    34
 Section 3.7 Termination.............................................    34
 Section 3.8 Recapitalizations, Exchanges, Etc.......................    34
 Section 3.9 Action Necessary to Effectuate the Agreement............    35
 Section 3.10 Purchase for Investment; Legend on Certificate.........    35
 Section 3.11 Effectiveness of Transfers.............................    36
 Section 3.12 Other Members..........................................    36
 Section 3.13 No Waiver..............................................    36
 Section 3.14 Counterpart............................................    36


 Section 3.15 Headings...............................................    36
 Section 3.16 Gender.................................................    36
 Section 3.17 Consent of Jurisdiction................................    37
 Section 3.18 Costs and Expenses.....................................    37
EXHIBIT A............................................................     2
 CLASS A MEMBERS.....................................................     2
 CLASS B MEMBERS.....................................................     4
 CLASS C MEMBERS.....................................................     5
 CLASS D MEMBERS.....................................................     6
 CLASS E MEMBERS.....................................................     7
 PIK PREFERRED MEMBER................................................     8

EXHIBIT A  Schedule of Members
EXHIBIT B  Put Note

                    AMENDED AND RESTATED MEMBERS' AGREEMENT

     This Amended and Restated Members' Agreement (this "Agreement") is entered into as of the 13th day of June, 2000, by and among Weigh-Tronix, LLC, a Delaware limited liability Company (the "Company"), those persons listed as Berkshire Members on the signature pages hereof (collectively, the "Berkshire Members"), those persons listed on the signature page hereof as "Other Investors" (the "Other Investors" and, together with the Berkshire Members, the "Investors"), The Northwestern Mutual Life Insurance Company ("Northwestern"), and those persons listed as the Management Members on the signature pages hereof (the "Management Members") and Marconi Inc. ("Marconi"). The Berkshire Members, the Other Investors, Northwestern and the Management Members and Marconi are sometimes collectively referred to herein as the "Members." The membership interests of the Company, including the Class A Interests, Class B Interests, Class C Interests, Class D Interests, Class E Interests and PIK Preferred Interests held by the Members, are collectively referred to herein as "Interests."

     WHEREAS, each of the Members desires to enter into this Agreement for the purpose of regulating certain aspects of the Members' relationships with regard to the Company and certain restrictions on the Interests owned by the Members; and

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     For the purposes of this Agreement, the following terms shall be defined as follows:

    An "Affiliate" of a Person shall mean a Person which, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person and, when used with respect to the Company shall include any holder of Interests or other equity interests of the Company or any officer or director of the Company.

     "Assignment Notice" shall have the meaning as set forth in Section 2.1(c).

     "Associate" (i) when used to indicate a relationship with any Person shall mean, (a) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as a trustee or in a similar fiduciary capacity and (c) any relative of such Person who has the same home as such Person, is a parent, aunt or uncle, sibling, spouse, in-law, child, niece or nephew or grandchild of such Person, or the spouse of any of them, or (ii) when used to indicate a relationship with the Company, shall also mean a director or officer of the Company or any Subsidiary. Neither the Company nor any of its Subsidiaries shall be deemed an Associate of any Member.

     "Berkshire Representatives" shall have the meaning as set forth in Section 2.6.

     "Berkshire Member" shall have the meaning as set forth in the first paragraph of this Agreement.

     "Board" or "Board of Managers" shall mean the Board of Managers of the Company as the same shall be constituted from time to time.

     "Call Event" shall have the meaning as set forth in Section 2.2(a).

     "Call Group" shall have the meaning as set forth in Section 2.2(a).

     "Call Notice" shall have the meaning as set forth in Section 2.2(a).

     "Call Option" shall have the meaning as set forth in Section 2.2(a).

     "Call Price" shall have the meaning as set forth in Section 2.2(c).

     "Call Securities" shall have the meaning as set forth in Section 2.2(b).

     "Capital Contribution" shall have the meaning as set forth in the Operating Agreement.

     "Cause" shall have the meaning as set forth below, except with respect to any Management Member who is employed by the Company or one of its Subsidiaries pursuant to an effective written employment agreement between the Company and/or one of its Subsidiaries and such Management Member, in which event the definition of "Cause" as set forth in such employment agreement shall be deemed to be the definition of "Cause" herein solely for such Management Member and only for so long as such employment agreement remains effective.

     In all other events, the term "Cause" shall mean that the Board of Managers of the Company has determined, in its reasonable judgment, that any one or more of the following has occurred:

          (i) the Management Member shall have been convicted of, or shall have pleaded guilty or nolo contendere to, any felony or any crime involving dishonesty or moral turpitude;

          (ii) the Management Member shall have committed any fraud, embezzlement, misappropriation of funds, breach of fiduciary duty or act of dishonesty;

          (iii) the Management Member shall have failed to perform his duties and responsibilities to the Company and its Affiliates (other than by reason of disability);

          (iv) the Management Member shall have breached in any respect any of the provisions of this Agreement or any other agreement between the Management Member and the Company;

          (v) the Management Member shall have engaged in conduct likely to make the Company or any of its Affiliates subject to civil or criminal liabilities other than those arising from the Company's normal business activities; or

          (vi) a failure by the Management Member to take, or refrain from taking, any action as directed by of the Board of Managers of the Company.

     "Change of Control" shall mean any transaction in which (i) any Person, or any two or more Persons acting as a group, and all Affiliates of such Person or Persons, in each case other than Persons who are Members on the date of this Agreement or who are Affiliates of such Members, acquire, whether by purchase, exchange, tender offer, merger, consolidation or otherwise, such additional Interests of the Company in one or more transactions, or series of transactions, such that following such transaction or transactions, the aggregate Percentage Interests in the Company of such Person or group and their Affiliates exceeds fifty percent (50%) or (ii) all or substantially all of the assets of the Company are sold, other than in the ordinary course of business.

     "Closing" shall have the meaning set forth in Section 2.1(e).

     "Class A Interests" shall mean the Class A Interests of the Company, as defined in the Company's Operating Agreement of even date herewith, including any Class A Interests issued upon exercise of the Warrant.

     "Class B Interests" shall mean the Class B Interests of the Company, as defined in the Company's Operating Agreement of even date herewith.

     "Class C Interests" shall mean the Class C Interests of the Company, as defined in the Company's Operating Agreement of even date herewith.

     "Class D Interests" shall mean the Class D Interests of the Company, as defined in the Company's Operating Agreement of even date herewith.

     "Class E Interests" shall mean the Class E Interests of the Company, as defined in the Company's Operating Agreement of even date herewith.

     "Company" shall mean Weigh-Tronix, LLC, a Delaware limited liability company, and its successors and assigns.

     "Designated Employee" or "Designated Employees" shall have the meaning as set forth in Section 2.2(e).

     "Determination Date" shall mean the earliest date on which (i) the Company or any of its Subsidiaries shall have consummated a Public Offering (ii) the Company shall have consummated the sale of all or substantially all of its Interests, or (iii) the Company and its Subsidiaries shall have consummated the sale of all or substantially all of their assets or businesses.

     "Disability" shall mean permanent disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, unless otherwise defined in a separate written employment agreement between the Company and/or one of its Subsidiaries and the person whose disability is in question.

     "Fair Market Value" shall mean, the fair value per share of the applicable Interests as of the applicable date on the basis of a sale of such Interests in an arms length private sale between a willing buyer and a willing seller, neither acting under compulsion. In determining such Fair Market Value, no discount shall be taken for constituting a minority interest or for illiquidity and no upward adjustment or discount shall be taken relating to the fact that the Interests in question are subject to the restrictions and entitled to the rights provided hereunder. In the case of a purchase of an interest from one who first becomes a Management Member after the date of this Agreement, such Fair Market Value shall be determined in good faith by the Board of Managers of the Company, which determination shall be final and binding on all parties. In all other instances, such Fair Market Value shall be determined in good faith by the Board of Managers of the Company and a representative of the Member or Members whose Interests are being valued (who shall be a person selected by holders of a majority in interest of the applicable Interests and who shall be hereinafter referred to as the "Representative"). If no such agreement is reached within thirty (30) days after the applicable date, then the fair market value shall be determined by appraisal. All appraisals shall be undertaken by two appraisers, one selected by the Board of Managers of the Company and one selected by the Representative. No Manager whose Interests are being appraised or who is affiliated with a person whose Interests are being appraised shall vote on the selection of the appraiser chosen by the Company. The fair market value shall be the fair market value arrived at by those appraisers within thirty (30) days following the appointment of the last appraiser to be appointed. In the event that the two appraisers agree in good faith on such fair market value within such a period of time, such agreed value shall be used for purposes of this Agreement. If the appraisers cannot agree but their valuations are within ten percent (10%) of each other, then the fair market value shall be the mean of the two valuations. If the appraisers cannot agree and the difference in the valuations is greater than ten percent (10%), then the appraisers shall select a third appraiser who will calculate fair market value independently, and, except as provided in the next sentence, the fair market value of the Interests shall be the average of the two fair market values arrived at by the appraisers who are closest in amount. If one appraiser's valuation is the mean of the other two valuations, such mean valuation shall be the fair market value. In the event that the two original appraisers cannot agree upon a third appraiser within ten (10) days following the end of the thirty (30) day period referred to above, then the third appraiser shall be appointed by the American Arbitration Association in Boston, Massachusetts.

     "Good Reason" shall have the meaning as set forth below except with respect to any Management Member who is employed by the Company or one of its Subsidiaries pursuant to an effective written employment agreement between the Company and/or one of its Subsidiaries and such Management Member, in which event the definition of "Good Reason" as set forth in such employment agreement shall be deemed to be the definition of "Good Reason" herein solely for such Management Member and only for so long as such employment agreement remains effective.

     In all other events, the term "Good Reason" shall mean (i) a change of more than forty (40) miles in the location of the Company's offices where the employee is located or (ii) a material change in the nature or scope of the employee's authorities, status, powers, functions, duties, responsibilities, or reporting relationships that is determined by the employee in good faith to be adverse to those existing before such change;

     "Indenture" means the indenture dated June 13, 2000, made by SWT Finance, B.V., and certain other parties in relation to the EURO 100 Million Senior Subordinated Notes 2010, together with supplemental indentures.

     "Interests" shall mean all (i) Class A, Class B, Class C, Class D, Class E and PIK Preferred Interests held by Members from time to time, including, but not limited to, any Interests issued upon exercise of the Warrant; (ii) the Warrant; and (iii) securities of the Company or any successor issued in exchange for, upon reclassification of, or as a distribution in respect of, any of the foregoing.

     "Investment Price" shall mean an amount per Interest equal to the price, if any, per Interest paid for such Interest at the time of initial purchase thereof (subject to appropriate adjustments for splits, recapitalizations and the like).

     "Involuntary Transfer" shall have the meaning as set forth in Section
2.1(i).

     "Liquidity Event" shall mean a Public Offering, the sale of all or substantially all of the assets of the Company, or a transaction which results in a Change of Control.

     "Management Representatives" shall have the meaning as set forth in Section 2.6.

     "Management Member" shall mean initially those Persons who are shown as Management Members on the signature page hereof, and thereafter shall include such Persons who are added to the Company as Management Members.

     "Management Interests" shall mean all Class A Interests, Class B Interests, Class D Interests and Class E Interests held by the Management Members.

     "Marconi" shall mean the holder, for the time being, of the PIK Preferred Interest.

     "Member" shall have the meaning as set forth in the first paragraph of this Agreement.

     "New Securities" shall have the meaning as set forth in Section 2.7(b).

     "Offer Price" shall have the meaning as set forth in Section 2.1(a).

     "Offered Interests" shall have the meaning as set forth in Section 2.1(a)

     "Offered Interests Electing Members" shall have the meaning as set forth in
Section 2.1(c).

     "Operating Agreement" shall mean the Second Amended and Restated Operating Agreement of the Company as in effect from time to time.

     "Option Period" shall have the meaning as set forth in Section 2.1(b).

     "Percentage Interest" shall have the meaning set forth in the Operating Agreement.

     "Permitted Transfer" shall mean:

          (a) a Transfer of Interests by any Member who is a natural person to
     (A) such Member's spouse, children, grandchildren, parents or siblings, (B) a trust for the benefit of any of them or (C) a limited partnership or limited liability company whose sole partners or members, as the case may be, are any of the persons described in clause (A) or clause (B);

          (b) a Transfer of Interests by a Member upon death to such Member's legal representatives, heirs or legatees, provided that such Member immediately prior to death was not an employee of the Company so that such Member's Interests are subject to the provisions of Section 2.2 of this Agreement;

          (c) a Transfer of Interests by (i) the initial Berkshire Members to any Affiliate of Berkshire Partners LLC or any of the employees, partners, members or affiliates of any such Affiliate or (ii) between any Berkshire Members;

          (d) a Transfer of Interests (including the PIK Preferred Interests) from any Member which is a corporation, limited liability company or partnership to any Affiliate of such Member;

          (e) a Transfer by Northwestern to a Qualified Institutional Investor or to any corporation or partnership (or other entity for collective investment, such as a fund) controlled by, controlling or under common control with Northwestern;

          (f) a Transfer by Northwestern or BancBoston Investments Inc., or any of their respective Permitted Transferees, to a Berkshire Member or to an Affiliate of a Berkshire Member, or

          (g) a Transfer by the PIK Preferred Member to any other Person, provided that such Transfer occurs after a first anniversary of the Effective Date (as defined by the Operating Agreement) and that the Company has given its approval to such Transfer (such approval not to be unreasonably withheld or delayed).

     No Permitted Transfer shall be effective unless and until the transferee of the Interests so transferred, if such transferee is not already a party to this Agreement, executes and delivers to the Company an executed counterpart of this Agreement in accordance with the terms of Section 3.12 hereof. No Permitted Transfer shall conflict with or result in any violation of a judgment, order, decree, statute, law, ordinance, rule or regulation. For purposes of this definition, a Member shall be deemed to include any holder of Warrants.

     "Permitted Transferee" shall mean any person or entity who shall have acquired and who shall hold shares pursuant to a Permitted Transfer described above.

     "Person" shall mean an individual, corporation, partnership, trust, or unincorporated association, or a government or any agency or political subdivision thereof.

     "PIK Preferred Interests" shall mean the PIK Preferred Interest of the Company, as defined in the Company's Operating Agreement of even date herewith.

     "Pro Rata Fraction" shall mean, with respect to any given Member, the Percentage of Interest of such Member.

     "Public Offering" shall mean the first issuance of securities issued by the Company or any successor entity (including a corporation into which the Company is converted) pursuant to a public distribution in which all or any portion of the Interests of the Company, or any security of a successor entity into which such Interests may be converted, shall be listed and traded on a national exchange or on the NASDAQ National Market System.

     "Qualified Institutional Investor" shall mean any of the following Persons:
(a) any bank, savings and loan association, savings institution, trust company or national banking association, acting for its own account or in a fiduciary capacity, (b) any charitable foundation, (c) any insurance company, (d) any fraternal benefit society, (e) any pension, retirement or profit-sharing trust or fund within the meaning of Title I of ERISA or for which any bank, trust company, national banking association or investment adviser registered under the Investment Advisers Act of 1940, as amended, is acting as trustee or agent, (f) any investment company or business development company, as defined in the Investment Company Act of 1940, as amended, (g) any small business investment company licensed under the Small Business Investment Act of 1958, as amended,
(h) any broker or dealer registered under the Securities Exchange Act of 1934, as amended, or any investment adviser registered under the Securities Exchange Act of 1934, as amended, or any investment adviser registered under the Investment Advisers Act of 1940, as amended, (i) any government, any public employees' pension or retirement system, or any other government agency supervising the investment of public funds, (j) any other entity all of the equity owners of which are Institutional Holders or (k) any other Person which may be within the definition of "qualified institutional buyer" as such term is used in Rule 144A.

     "Schedule" shall refer to the Schedule of Members attached hereto as

Exhibit A.
---------

     "Seller" shall have the meaning as set forth in Section 2.4(a).

     "Senior Subordinated Notes" shall mean the EURO 100 Million Senior Subordinated Notes 2010 of SWT Finance, B.V.

     "Subsidiary" with respect to any entity (the "parent") shall mean any corporation, firm, association or trust of which such parent, at the time in respect of which such term is used, (i) owns directly or indirectly more than fifty percent (50%) of the equity or beneficial interest, on a consolidated basis, and (ii) owns directly or controls with power to vote, indirectly through one or more Subsidiaries, shares of capital stock or beneficial interest having the power to cast for the election of directors, trustees, managers or other officials having powers analogous to that of directors of a corporation. Unless otherwise specifically indicated, when used herein the term Subsidiary shall refer to a direct or indirect Subsidiary of the Company.

     "Take Along Group" shall have the meaning as set forth in Section 2.4(a).

     "Third Party" shall mean any person other than the Company.

     "Transfer" shall mean to transfer, sell, assign, pledge, hypothecate, give, create a security interest in or lien on, place in trust (voting or otherwise), assign or in any other way encumber or dispose of, directly or indirectly and whether or not by operation of law or for value, any Interests.

     "Transfer Notice" shall have the meaning as set forth in Section 2.1(a).

     "Transferring Member" shall have the meaning as set forth in Section
2.1(g).

     "Voluntary Termination" shall include a voluntary termination of employment with the Company by a Management Member in the absence of a Good Reason, except as otherwise specified in an effective written agreement between the Company and/or one of its Subsidiaries and such Management Member. The term Voluntary Termination shall not include termination of employment due to death or permanent disability.

     "Warrant" means the warrants to purchase a Class A Membership Interest in the Company issued to Marconi Inc. pursuant to a Warrant Agreement dated June 13, 2000, and attached hereto as Exhibit 1.

                                   ARTICLE II

                            Covenants and Conditions
                            ------------------------

     2.1 Restrictions on Transfers; Right of First Refusal. No Member may Transfer all or any part of the Interests owned by him to anyone other than a Permitted Transferee except in accordance with the following procedures:

          (a) If at any time a Member desires to Transfer Interests to anyone other than a Permitted Transferee (each, an "Offeror"), such Offeror shall give notice of such offer (the "Transfer Notice") to the Company. The Transfer Notice shall state the terms and conditions of such offer, including the name of the prospective purchaser, the proposed purchase price per share of such Interests (the "Offer Price"), payment terms (including a description of any proposed non-cash consideration), the type of disposition and the number of such Interests to be transferred ("Offered Interests"). The Transfer Notice shall further state (i) that the Company may acquire, in accordance with the provisions of this Agreement, any of the Offered Interests for the price and upon the other terms and conditions, including deferred payment (if applicable), set forth therein, and (ii) that the Company may not purchase any of such Offered Interests unless the Company purchases all of such Offered Interests.

          (b) For a period of thirty (30) business days after receipt of the Transfer Notice (the "Option Period"), the Company may, by notice in writing to the Offeror delivering such Transfer Notice, elect in writing to purchase all, but not less than all, of the Offered Interests at the Offer Price. The closing of the purchase of Offered Interests pursuant to Section 2.1(b) or Section 2.1(c), as the case may be, shall take place at the principal office of the Company on the tenth (10th) day after the expiration of the Option Period. At such Closing, the Company shall deliver to the Offeror against delivery of certificates duly endorsed and stock powers representing the Offered Interests being acquired by the Company, the Offer Price, on the same terms as set forth in the Transfer Notice (including any non-cash consideration described therein), payable in respect of the Offered Interests being purchased by the Company. All of the foregoing deliveries will be deemed to be made simultaneously and none shall be deemed completed until all have been completed.

          (c) Notwithstanding anything set forth in this Section 2.1 to the contrary, prior to the termination of the Option Period, the Board of Managers may, in its sole discretion, elect to assign the Company's right to purchase the Offered Interests pursuant to this Section 2.1 to the Members, provided that the Company and any of the Members to whom the Company assigns its right to purchase shall collectively purchase all, but not less than all, of the Offered Interests. If the Board so elects, the Company shall give notice of such assignment to each Member (the "Assignment Notice"), indicating the number of Interests each such Member is entitled to purchase (including the right to over-allotment of Offered Interests, if any), the Offer Price of such Interests, and any other relevant payment terms. Within five (5) days of the Assignment Notice, those Members who intend to purchase the Offered Interests pursuant to this Section 2.1(c) (the "Offered Interests Electing Members") shall notify the Company in writing of such intention, indicating the number of Offered Interests (including over-allotments, if any) they intend to purchase. The right to purchase such Offered Interests shall be allocated to the Members based upon each Member's Pro Rata Fraction; provided, however, that if any Member does not elect to purchase the number of Offered Interests which such Member may purchase pursuant to this Section 2.1(c), then the Offered Interests Electing Members may elect to purchase the remaining Offered Interests. The right to purchase the remaining Offered Interests shall be allocated to the Offered Interests Electing Members based on each such Offered Interests Electing Member's Pro Rata Fraction of all Offered Interests Electing Members.

          (d) If the Company or the Members, as the case may be, do not elect to purchase all of the Offered Interests, all, but not less than all, of the Offered Interests may be Transferred, but only in accordance with Sections 2.1(e) and 2.1(f) and the terms of the Transfer Notice, within sixty (60) days after expiration of the Option Period, after which, if the Offered Interests have not been Transferred, all restrictions contained herein shall again be in full force and effect.

          (e) Five (5) days prior to the closing of the purchase of any Offered Interests pursuant to Section 2.1(d) hereof (the "Closing"), the Offeror shall notify the Company of the disposition of the Offered Interests, including the name of each purchaser and the number of shares bought by each purchaser. The Closing shall take place no later than sixty (60) days after the expiration of the Option Period. At such Closing, each purchaser of Offered Interests shall deliver to the Offeror against delivery of certificates duly endorsed and stock powers representing the Offered Interests being acquired by such purchaser, the Offer Price, on the same terms as set forth in the Transfer Notice (including any non-cash consideration described therein), payable in respect of the Offered Interests being purchased by such purchaser. All of the foregoing deliveries will be deemed to be made simultaneously and none shall be deemed completed until all have been completed.

          (f) Any Transfer of Interests pursuant to this Section 2.1 shall remain subject to the Transfer restrictions of this Agreement and each intended transferee pursuant to this Section shall execute and deliver to the Company a counterpart of this Agreement, which shall evidence such transferee's agreement that the Interests intended to be transferred shall continue to be subject to this Agreement and that as to such Interests the transferee shall be bound by the restrictions of this Agreement as a Member hereunder.

          (g) Any Member who is the subject of an Involuntary Transfer (as defined below) (the "Transferring Member"), shall notify the Company in writing within ten (10) days of such Involuntary Transfer but the failure to give such notice shall not affect the rights of the parties hereunder. Upon the Company's receipt of such notice, the Company shall treat the Involuntary Transfer as an offer under this Section 2.1. The Company shall act upon the deemed offer under this Section within the time periods and following the applicable procedures set forth in this Section 2.1, with the date of the deemed offer being the later of the date of the Company's receipt of written notice setting forth the existence of such an Involuntary Transfer and the date of such Involuntary Transfer, such later date being the date of notification for the purpose of Section 2.1.

          (h) The purchase price for the Interests being transferred as a result of an Involuntary Transfer under Section 2.1(g) shall be the fair market value, as fair market value is agreed to by the Company and the transferee in each such Involuntary Transfer, or if no such agreement is reached, as determined by an independent appraiser selected by the Company and reasonably acceptable to the transferee in such Involuntary Transfer. All costs of any appraisal under this
Section 2.1(h) shall be paid by the transferee.

          (i) For purposes of this Agreement, the term "Involuntary Transfer" shall mean any involuntary sale, transfer, encumbrance or other disposition (other than as a result of the death of the Member) by or in which any Member shall be deprived or divested of any right, title or interest in or to any Interests, including without limitation, any levy of execution, transfer in connection with bankruptcy, reorganization, insolvency or similar proceedings or any transfer to a public officer or agency pursuant to any abandoned property or escheat law. A Transfer pursuant to Section 2.2 hereof shall not be deemed to be an Involuntary Transfer.

          (j) The provisions of this Section 2.1 shall not apply to a Transfer of Interests which (i) is a Permitted Transfer, (ii) is pursuant to Section 2.2,
(iii) is pursuant to Section 2.3, or (iv) is pursuant to Section 2.4, or, (v) with respect to the Warrant, is permitted by the Warrant Agreement.

          (k) Notwithstanding the foregoing, in no event may a Member Transfer any Class D or Class E Interest which remains subject to becoming Conformed Units under the terms of the Operating Agreement, except to a Permitted Transferee, in which case such transferred

Interests shall remain subject to becoming Conformed Units in the hands of such Permitted Transferee.

     2.2  Call by the Company.
          -------------------

          (a) If the employment of a Management Member by the Company or any of its Subsidiaries shall terminate (a "Call Event") for any reason, then the Company shall have the right to purchase (the "Call Option"), by delivery of a written notice (the "Call Notice") to such terminated Management Member no later than ninety (90) days after the date of such Call Event, and such Management Member and such Management Member's Permitted Transferees (the "Call Group") shall be required to sell all (but not less than all) of the Call Securities (as defined below) at a price per share equal to the Call Price (as defined below) of such Call Securities as of the date the Call Notice is delivered.

          (b) For purposes of this Section 2.2, the term "Call Securities" shall mean all of the Class A Interests, Class B Interests, Class D Interests and Class E Interests which are owned by the members of the Call Group on the date of such Call Event. In the case of the Class D and Class E Interests, this call right shall apply only to such Interests which are no longer subject to being converted into a "Conformed Interest" under the Operating Agreement.

          (c) For purposes of this Section 2.2, the term "Call Price" shall mean

               (i)  with respect to Class A Interests,

                    (A) in the event of a termination of a Management Member's employment (i) by the Company without Cause, (ii) by the Executive for Good Reason or (iii) by virtue of the Executive's death or Disability, the greater of (x) the Investment Price of such Interests and (y) the Fair Market Value of such Interests; and

                    (B) in the event of a termination of a Management Member's employment (i) by the Company for Cause or (ii) by the Executive's Voluntary Termination, the lower of (x) the Investment Price of such Interests and (y) the Fair Market Value of such Interests.

               (ii) with respect to Class B, Class D and Class E Interests,

                    (A) in the event of a termination of a Management Member's employment (i) for Cause or (ii) by the Executive's Voluntary Termination (other than due to death, Disability or normal retirement), no consideration; and

                    (B) in the event of a termination of a Management Member's employment for any reason other than as set forth in Section 2.2(c)(ii)(A) above, the Fair Market Value of such Interests.

          (d) The closing of any purchase of Call Securities by the Company pursuant to Section 2.2(a) shall take place at the principal office of the Company no later than the one hundred eightieth (180th) day after the Call Event. At such closing, the Company shall deliver to the Call Group consideration in an amount equal to the aggregate Call Price payable in respect of such Call Securities against delivery of original certificates representing Interests (if such interests are certificated) and transfer documents duly endorsed in favor of the Company representing the Call Securities. The Company, at its option, may pay the consideration for such Call Securities in the form of a bank or certified check or wire transfer. If the Call Event is due to the termination of the Management Member's Employment for Cause and the Company is unable to exercise its Call Option by payment of the Call Price in cash because such payment would cause the Company or any Subsidiary to be in violation of applicable law or in default under or otherwise in violation of the terms of, or limited by the ceiling in the availability or credit advances under, any loan, credit or investment agreements or promissory notes to which the Company or any Subsidiary is a party (a "Default"), the Company may exercise such Call Option, at its sole election, and pay the Call Price by delivery of a five (5) year promissory note issued by the Company, bearing interest at a fixed rate of interest per annum equal to the applicable federal rate on the date of issuance for notes of that maturity, such interest to be payable quarterly in arrears, which note shall be prepayable without premium or penalty, and subordinated to all other funded debt of the Company and its Subsidiaries on terms reasonably satisfactory to the holders of such funded debt (each a "Company Note," and collectively, the "Company Notes"). If the Company shall issue a Company Note as payment of the Call Price, the Company shall not be obligated to make any payment of principal or interest due under a Company Note if the Company or any Subsidiary is at the time of the delivery of such payment, or would be upon delivery of such payment and as a consequence thereof, in Default. In the event the Company cannot make payments of principal and interest due under a Company Note because it is in Default, the Company will undertake to make payment of principal and interest due under such Company Note at such time as the Company is no longer in Default and would not be so in Default by virtue of the delivery of such Company Note or any payment of principal and interest due under such Company Note as contemplated herein.

          (e) Notwithstanding anything set forth in this Section 2.2 to the contrary, prior to the exercise by the Company of its Call Option to purchase Call Securities pursuant to this Section 2.2, the Board of Managers of the Company may designate one or more new or existing employees of the Company or any Subsidiary (individually a "Designated Employee" and collectively, the "Designated Employees") or another Member who shall have the right, but not the obligation, to exercise the Call Option and to acquire, in lieu of the Company, some or all (as determined by the Company) of the Call Securities that the Company is entitled to purchase from the Call Group hereunder, on the same terms and conditions as set forth in Section 2.2(d) which apply to the purchase of
Call Securities by the Company.   Concurrently with any such purchase of Call
Securities by any such Designated Employee, such Designated Employee shall execute a counterpart of this Agreement, whereupon such Designated Employee shall be deemed a "Management Member" and shall have the same rights and be bound by the same obligations as the other Management Members hereunder.

          (f) If neither the Company nor any Designated Employee or other Member elects to exercise the Call Option and deliver a Call Notice within 90 days of a Call Event, then the Call Option provided in this Section 2.2 shall terminate but the Management Member and his Permitted Transferees shall continue to hold such Call Securities pursuant to all of the other provisions of this Agreement and other applicable agreements (including without limitation, any provisions relating to termination of Class D and Class E Interests).

          (g) Notwithstanding the provisions of Sections 2.2 and 2.3, the Company shall not have a Call Option with respect to Interests of a Management Member, nor shall a Management Member have a put right with respect to Interests if either (i) the Subsidiary or division of the Company for which such Management Member works is sold to an unaffiliated third party, such Management Member offers to become an employee of the buyer for at least one year following such sale at a compensation level and with responsibilities substantially equivalent to those in place immediately before such sale, and the buyer declines such offer of employment, or (ii) there is an internal reorganization or restructuring of the Company and its Subsidiaries pursuant to which such Management Member's position is eliminated or materially changed, such Management Member offers to continue in the employ of the Company at a compensation level comparable to that in place immediately prior to such reorganization or restructuring, and to assume responsibilities appropriate for his experience and abilities, and the Company declines such offer of employment.

          (h) The Company shall have the right to redeem the PIK Preferred Interest at any time for an amount equal to the Capital Contribution attributable to said PIK Preferred Interest plus any and all accumulated and unpaid guaranteed payments associated with said PIK Preferred Interest. Payment shall be made in cash (denominated in EUROS) on the date of redemption.

     2.3  Put Right. Notwithstanding the provisions of Section 2.2 (other than
          ---------
subparagraph (g) thereof) hereof:

          (a) If the employment of a Management Member by the Company or any of its Subsidiaries is terminated by the Company without Cause or by such Management Member for Good Reason, the Management Member shall have the right to require the Company to purchase (the "Put Right") all but not less than all of the Class A Interests owned by such Management Member (and his Permitted Transferees) at the Investment Price for such Class A Interests. The Put Right shall be exercised by the Management Member by delivery of a written notice (the "Put Notice") to the Company no later than one hundred (100) days after termination of employment.

          (b) The closing of any purchase of Class A Interests by the Company pursuant to Section 2.3(a) shall take place at the principal office of the Company no later than the 180th day after termination of employment. At such closing, the Company shall deliver to the Management Member consideration in an amount equal to the aggregate purchase price payable in respect of such Class A Interests subject to the Put Right against delivery of original certificates representing Interests and transfer documents duly endorsed in favor of the Company representing the Class A Interests purchased at such closing. The Company, at its option, may pay the consideration described in the preceding sentence in the form of a bank or certified check or wire transfer.

          (c) At any time after the first anniversary of the Effective Date as defined in the Operating Agreement, Marconi shall have the right to require the Company to redeem all or any portion of the PIK Preferred Interest then owned by Marconi for an amount equal to the Capital Contribution attributable to Marconi with respect to said PIK Preferred Interest, plus any accumulated but unpaid guaranteed payments with respect to said PIK Preferred Interest, which amount shall be payable to the issuer of the Senior Subordinated Notes due 2010 in consideration for the issuance to (or at the direction of) Marconi of such further Senior Subordinated Notes of an aggregate face amount equal to the amount payable to that issuer pursuant to this Section 2.3(d), provided however, that said right may be exercised by Marconi only if (i) the Fixed Charge Coverage Ratio (as defined under and calculated as described in the Indenture in its form on the date hereof), for the Company's most recent four (4) fiscal quarters of which internal financial statements are available immediately preceding the relevant exchange date would have been at least 2.5 to 1.0 determined on a pro forma basis as if the Senior Subordinated Note to be issued had been issued at the beginning of said four (4) quarter period; and (ii) no Default or Event of Default has occurred and is continuing under (and as defined in) the Indenture.

          (d) On the occurrence of any Change of Control, as defined under the Indenture in the form it is on the date hereof, Marconi shall have the right (by giving two (2) days' written notice to the Company) to require the Company to redeem all of the PIK Preferred Interest for an amount equal to the Capital Contribution attributable to said PIK Preferred Interest, plus any accumulated but unpaid guaranteed payments with respect to said PIK Preferred Interest, payable to Marconi on the date specified in said notice in cash (denominated in Euros).

          (e) On the eleventh (11th) anniversary of the Effective Date (as defined in the Operating Agreement) the Company shall redeem all of the PIK Preferred Interest for an amount equal to the Capital Contribution attributable to said PIK Preferred Interest plus any accumulated but unpaid guaranteed payments with respect to said PIK Preferred Interest, payable to Marconi on that anniversary in cash (denominated in Euros).

     2.4  Take Along.
          ----------

          (a) If any of the Members, individually or collectively owning more than fifty percent (50%) of the then outstanding Interests measured by Percentage Interest (referred to herein as the "Take-Along Group"), determine to sell or exchange (in a business combination or otherwise) more than fifty percent (50%) of the then outstanding Interests also so measured in one or a series of bona fide arms-length transactions to a Third Party (the "Proposed Transfer Percentage"), then upon fifteen (15) Business Days written notice by the Take Along Group to each other Member, which notice shall include reasonable details of the proposed sale or exchange including the proposed time and place of closing and the consideration to be received by the Take Along Group (such notice being referred to as the "Sale Request"), each other Member (other than Marconi) (each, a "Seller") shall be obligated to, and shall sell, transfer and deliver, or cause to be sold, transferred and delivered, to such Third Party on the same terms as the Take Along Group, that number of Interests owned by such Seller as shall equal the product of (A) a fraction, the numerator of which is the Percentage Interests proposed to be transferred by the Take Along Group as of the date of such Sale Request multiplied by the Proposed Transfer Percentage and the denominator of which is the aggregate Percentage Interests actually owned as of the date of such Sale Request by the Take Along Group, multiplied by
(B) the Percentage Interest actually owned as of the date of such Sale Request by such Seller. Each Seller shall (i) deliver certificates (if any) for all of its Interests at the closing of the proposed Transfer, free and clear of all claims, liens and encumbrances and (ii) if Member approval of the transaction is required, vote his Interests in favor thereof. The provisions of this Section 2.4 shall not apply to a Permitted Transfer or to a Transfer pursuant to Section 2.3.

          (b) If a Sale Request shall be given which relates to the sale of fewer than all Interests then outstanding, each of BancBoston Investments Inc. and Northwestern may, by notice given to the Take-Along Group within seven (7) Business Days after receipt of the Sale Request, elect to sell all of its Interests in connection with the transaction which is the subject of the Sale Request. In such event, the Interests to be sold by all other Members in such transaction will be reduced proportionately.

     2.5  Come Along.
          ----------

          (a) Except as provided in Sections 2.5(d), 2.9, 2.10 and 2.11 hereof, no Member shall Transfer outstanding Interests of the Company to a Third Party who is not a Permitted Transferee without complying with the terms and conditions set forth in Section 2.5(b) and 2.5(c) below; provided, however, that this Section 2.5 shall not in any way limit or affect the restrictions of
Section 2.1 or the provisions of 2.5(j).

          (b) Any Member, when desiring to Transfer Interests (the "Transferor"), shall give not less than fifteen (15) days prior written notice of such intended Transfer to each other Member and to the Company. Such notice (the "Participation Notice") shall set forth the terms and conditions of such proposed Transfer, including the name of the prospective transferee, the number of Interests proposed to be transferred (the "Participation Securities") by the Transferor, the purchase price per share proposed to be paid therefor and the payment terms and type of transfer to be effectuated. Within ten (10) days following the delivery of the Participation Notice by the Transferor to each other Member and to the Company, each Member desiring to participate in such proposed Transfer (each, a "Participating Offeree") shall, by notice in writing to the Transferor and to the Company, have the opportunity and right to sell to the purchasers in such proposed Transfer (upon the same terms and conditions as the Transferor) up to that number of Interests owned by such Participating Offeree as shall equal the product of (i) a fraction, the numerator of which is the number of Interests owned by such Participating Offeree as of the date of such proposed Transfer and the denominator of which is the number of Interests actually owned as of the date of such Participation Notice by the Transferor and by all Participating Offerees multiplied by (ii) the number of Participation Securities. The amount of Participation Securities to be sold by the Transferor shall be reduced to the extent necessary to provide for such sales of Interests by Participating Offerees.

          (c) At the closing of any proposed Transfer in respect of which a Participation Notice has been delivered, the Transferor, together with all Participating Offerees, shall deliver to the proposed transferee certificates evidencing the Interests to be sold thereto duly endorsed with stock powers and shall receive in exchange therefor the consideration to be paid or delivered by the proposed transferee in respect of such Interests as described in the Participation Notice.

          (d) The provisions of this Section 2.5 shall not apply to (i) any Permitted Transfer, (ii) any Transfer pursuant to Section 2.2, (iii) any Transfer pursuant to Section 2.3, (iv) any Transfer pursuant to Section 2.4, or (v) any Transfer by BancBoston Investments Inc. or Northwestern of an Interest representing less than a 2% Percentage Interest in the Company.

     2.6  Corporate Governance.
          --------------------

          (a) Initial Board. At each annual meeting of the Members and at each special meeting of the Members called for the purpose of electing Managers of the Company, and at any time at which Members of the Company shall have the right to, or shall, vote for Managers of the Company, then, and in each event, the Members hereby agree to attend each meeting in person or by proxy and hereby agree to vote the Interests now owned or hereafter acquired by him, her or it (whether at a meeting or by written consent in lieu thereof) (i) so that the Company's Board of Managers shall be designated as set forth herein, (ii) to fix the number of members of the Board at six (6) and (iii) to elect and thereafter to continue in office as a Manager of the Company the following: (i) two (2) Managers shall be persons nominated by the Berkshire Members (who shall initially be Bradley M. Bloom and Randy Peeler (collectively the "Berkshire Representatives"); and (ii) four (4) Managers shall be persons nominated by the Management Members (who shall initially be John J. McCann, Larry Gunning, Roger
W. Evans and David R. Castle) (collectively, the "Management Representatives"). A vacancy in either of the positions on the Board of Managers to be occupied by a Berkshire Representative shall be filled only by vote or written consent of a majority in interest of the Berkshire Members and a vacancy in any of the positions on the Board of Managers to be held by the Management Representatives shall be filled only by vote or written consent of Management Members holding at least eighty percent (80%) in interest of the Interests held by all Management Members.

          (b) Independent Manager. The parties hereto agree that they will use their best efforts to add within six (6) months after the date hereof an additional Manager with relevant industry experience who shall not be an Affiliate of any other Member.

          (c) Board Expansion. The Berkshire Members may at any time require, by written notice to the other Members (the "Increase Notice"), that the number of Managers constituting the Board of Managers be increased by such number of Managers designated by the Berkshire Members that after giving effect to the addition of such Members a majority of the Members shall have been designated by the Berkshire Members. Each Member agrees that such Member and its Permitted Transferees shall take all action as may be necessary or appropriate, including without limitation, the voting of all Interests owned by them, to so increase the number of Managers constituting the Board of Managers and to elect the additional Managers so designated by the Berkshire Members.

          (d) Compensation Committee. There shall be established at all times during the term of this Agreement, a Compensation Committee of the Board of Managers of the Company (the "Compensation Committee") which shall be comprised of three (3) Managers as follows: one Member shall be the President of the Company, and the other two Members shall be Berkshire Representatives. The Compensation Committee will determine the compensation of all senior employees and consultants of the Company (including salary, bonus, equity participation and benefits). The compensation of senior employees and consultants shall be reviewed by the Compensation Committee at least annually, and the decision by a majority of the members of the Compensation Committee will control the Committee's actions.

          (e) Audit Committee. There shall be established at all times during the term of this Agreement, an Audit Committee of the Board of Managers of the Company (the "Audit Committee") which shall be comprised of two Berkshire Representatives. The Audit Committee will determine the Company's audit policies, review audit reports and recommendations made by the Company's internal audit staff and its independent auditors, meet with the Company's independent auditors, oversee the independent auditors, and recommend the Company's engagement of independent auditors.

          (f) Board Meetings. The Boards of Managers of the Company shall meet at least four times a year at a location mutually acceptable to the then members of the Board of Managers. Additional meetings, either telephonically or in person, may be called in accordance with the notice requirements set forth in the Company's Operating Agreement.

          (g) Indemnification. The Company will maintain indemnification for officers and Managers substantially similar to that which exists as of the date hereof.

          (h) Observer Rights. As long as Northwestern owns any Class C Interests, it shall have the right to receive notice of each meeting of the Board of Managers of the Company, and any committee thereof, to have one of its designees attend each such meeting as a non-voting observer (at the expense of Northwestern), and to receive copies of all materials distributed to Managers at any such meeting.

          (i) PIK Preferred Interest Rights. In the event of a breach of the covenants associated with the PIK Preferred Interest as provided in or given to Marconi in this Agreement or Operating Agreement, the holders of the PIK Preferred Interest shall have the right to elect one (1) Manager to the Company's Board of Managers who shall serve until said breach has been cured. The Board will be adjusted to allow for said additional Manager. A vacancy in the position on the Board of Managers created pursuant to this Section 2.6(i) shall be filled only by appointment made by Marconi.

     2.7  Preemptive Rights.
          -----------------

          (a) Preemptive Right. The Company hereby grants to each Member so long as it shall own any Interests, the right to purchase up to such Member's Pro Rata Fraction of New Securities (as defined in paragraph (b) below) which the Company, from time to time, proposes to sell or issue following the date hereof.

          (b) Definition of New Securities. "New Securities" shall mean any Interests of the Company whether now authorized or not, any rights, options or warrants to purchase Interests and any indebtedness or class of Interests of the Company which is convertible into Interests (or which is convertible into a security which is, in turn, convertible into Interests); provided that the term "New Securities" does not include (i) indebtedness of the Company which is not by its terms convertible into Interests; (ii) Interests issued as a distribution to all Members pro rata or upon any subdivision or combination of Interests;
(iii) any employee options or similar equity rights approved by the Board of Managers of the Company; (iv) Interests issued in exchange for the cancellation or retirement of any debt securities of the Company or in connection with any restructuring or other financial workout of the Company; (v) Interests issued to selling Persons in connection with the acquisition of another corporation or other entity by the Company or one of its Subsidiaries from such selling Person, by merger, purchase of substantially all assets or other reorganization; (vi) the issuance of any Interests upon the exercise or conversion of any rights, options or warrants to purchase Interests; or (vii) not in excess of $500,000 of Class A Interests issued to management or a Berkshire Member on or before July 29, 1998.

          (c) Notice from the Company. In the event the Company proposes to issue New Securities, the Company shall give each Member who has a preemptive right under this Section 2.7 written notice of such proposal, describing the type of New Securities and the price and the terms upon which the Company proposes to issue the same. For a period of fifteen (15) days following the delivery of such notice by the Company, the Company shall be deemed to have irrevocably offered to sell to each Member its Pro Rata Fraction of such New Securities for the price and upon the terms specified in the notice. Each Member may exercise its preemptive rights hereunder by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

          (d) Sale by the Company. In the event any Member who has a preemptive right under this Section 2.7 fails to exercise in full its preemptive right within said fifteen (15) day period, the Company shall have one hundred twenty
(120) days thereafter to sell the New Securities with respect to which the preemptive right was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice given pursuant to Section 2.7(c).

          (e) Closing. The Closing for any such issuance shall take place as proposed by the Company with respect to the Interests to be issued, at which Closing the Company shall deliver certificates for the shares in the respective names of the purchasing Members against receipt of payment therefor.

     2.8  Confidentiality.
          ---------------

     Each Member agrees that it will keep confidential in accordance with its internal policies and procedures in effect from time to time any written information with respect to the Company which is furnished pursuant to this Agreement and which is designated by the Company to it in writing as confidential, provided that a Member may disclose any such information (i) as has become generally available to the public (other than as a consequence of its actions) or to such Member on a non-confidential basis from a source other than the Company or as was known to such Member on a non-confidential basis prior to its disclosure by the Company, (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Member or, in the case of Northwestern, to the National Association of Insurance Commissioners or similar organizations or their successors, (iii) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (iv) to the extent that such Member reasonably believes it appropriate in order to protect its investment in the Interests or in order to comply with any law, order, regulation or ruling applicable to it, (v) to its officers, trustees, authorized representatives, employees, auditors or counsel or to rating agencies or another holder of the Interests, (vi) to Persons who are parties to similar confidentiality agreements, or (vii) to the prospective transferee in connection with any contemplated transfer of any of the Interests by such Member.

     2.9  Redemption of Class C Interests at Option of Holders ("Put").
          ------------------------------------------------------------

          (a) At any time within 180 days after December 31, 2005, if the Company shall not have consummated prior to such date a Liquidity Event, the Class C Members having more than fifty percent (50%) of the Class C Member Interests outstanding as of April 29, 1998 (the "Majority Class C Holders") may give the Company notice (a "Put Notice") of its or their intention to require the Company to redeem ("Put") all, but not less than all, of the Class C Interests held by such Majority Class C Members (collectively, together with other Class C Interests as to which Members have requested repurchase as herein provided the "Put Interests"). Upon receipt of a Put Notice, the Company shall give a copy thereof to each other Class C Member. Each such other Class C Member may, by written notice to the Company within five (5) Business Days after receipt of a copy of the Put Notice, elect to include all, but not less than all, of its Class C Interests in the Put Notice. Any Class C Member who fails to give such notice to include its Class C Interest in the Put Notice, shall thereafter have no further right to Put its Class C Interests to the Company. The Company shall not be required to effect more than one Put pursuant to this
Section 2.9.

          (b) Put Price. The redemption price ("Put Price") to be paid for each Put Interest so redeemed pursuant to this Section 2.9 shall be an amount equal to the Fair Market Value thereof.

          (c) Closing of Put. The closing of the Put shall take place at the principal office of the Company within one hundred twenty (120) days after the date of the Put Notice (the "Put Date"). At the closing, the Majority Class C Members who have participated in the Put shall receive from the Company a wire transfer of immediately available funds in an amount equal to the total Put Price for all Put Interests redeemed thereby pursuant to such Put.

          (d) Dividends After Put Date. No Put Interest is entitled to any dividends or other distributions accruing or paid after the Put Date. On such date all rights of the Member of such redeemed Interest will cease, and such Interest will not be deemed to be outstanding.

          (e)  Delay by Company.
               ----------------

               (i) Upon receipt of a Put Notice from the Majority Class C Member(s) that they wish to sell Class C Interests to the Company, the Company shall immediately seek to determine in good faith a source of financing to fund the purchase of all Class C Interests as to which repurchase has been requested. The Company hereby agrees to use its best efforts to complete the purchase of the Class C Interests from each Member which has elected to Put the Class C Interests held by such Member in accordance with this Section 2.9. For this purpose "best efforts" means commercially reasonable terms for the Company consistent with industry practice. If the Company is unable to purchase all of the Class C Interests as to which repurchase has been requested, then it shall purchase so much of such Class C Interests as it is permitted to so repurchase. In the event and to the extent that the Company fails, by reason of (1) unavailability of financing as herein contemplated or (2) any contractual restriction on the ability of the Company to satisfy its obligation to purchase the Put Interests pursuant to Section 2.9 contained in any financing document or
     (3) applicable legal restrictions or prohibitions (the "Put Conditions"), to satisfy its obligation contained in this Section 2.9 in its entirety, then, and in such event, the Company shall as soon as practicable and in any event within ten (10) Business Days following the date of such Put Notice notify (the "Put Non-Compliance Notice") each Member which has elected to Put the Class C Interests held by such Member of its inability to pay the Put Price and explain in reasonable detail which of the Put Conditions are the basis for such inability.

               (ii) Within fifteen (15) Business Days following the date of such Put Non-Compliance Notice, the Company shall comply with the provisions of this clause (ii) of Section 2.9(e). Any amounts which shall have become payable pursuant to this Section 2.9 but which are not paid when due, will be converted to subordinated indebtedness for borrowed money of the Company as provided in this Section 2.9(e), will on and as of the related Put Date then and thereupon be deemed to be subordinated indebtedness for borrowed money of the Company which shall be evidenced by a note substantially in the form attached hereto as Exhibit B (a "Put Note"), which Put Note shall be dated the Put Date, shall bear interest at the rate hereinafter stated, which interest shall be payable semiannually from and including the Put Date to, but not including, the date of actual payment thereof, and shall be due and payable on the second anniversary of the Put Date. On each semiannual interest payment date, the Company may elect to pay interest on such Put Date either in cash, in which event the interest rate payable in respect of the Put Note for such semiannual period shall have been equal to twelve percent (12%) per annum (computed on the basis of a 360-day year of twelve 30-day months), or by the delivery of an additional note in the form attached hereto as Exhibit B (a "PIK Note"), in which event the interest rate payable in respect of the Put Note shall have been 14% per annum (computed on the basis of a 360-day year of twelve 30-day months) and the principal amount of such PIK Note shall be equal to interest at such 14% per annum rate. Each Put Note, duly and properly executed, shall be delivered by the Company to each Member of the Put Interests within fifteen
     (15) Business Days of the date of the Put Non-Compliance Notice, together with an opinion of counsel to the Company and such other customary showings as each Member shall request evidencing that such Put Notes are a legal, valid and binding obligations of the Company enforceable in accordance with their respective terms. The Company shall also deliver the legal opinion and other showings which it delivered with respect to the Put Note but pertaining to such PIK Note. Thereafter on each semiannual interest payment date in respect of the Put Note or any PIK Note, the Company may elect to pay interest on and in respect of such Put Note or PIK Note, as the case may be, either in cash at an interest rate equal to twelve percent (12%) per annum (computed on the basis of a 360-day year of twelve 30-day months) or by the delivery of another PIK Note, in which event the interest rate payable in respect of such preceding semiannual interest payment period relating to Put Note or PIK Note, as the case may be, shall be equal to fourteen percent (14%) per annum (computed on the basis of a 360-day year of twelve 30-day months) and the principal amount of the PIK Note delivered in the event of such election shall be in an amount equal to interest at such fourteen percent (14%) per annum interest rate.

               (iii) The Company covenants and agrees that if it is unable to satisfy one or more of the Put Conditions, then and in such event from and after the Put Date it will not at any time thereafter declare or pay any dividend or make any other distribution on any Interests (other than distributions to fund tax obligations payable in a particular class or series of preferred stock or Common Stock, as the case may be, to holders thereof) or purchase, redeem, or otherwise acquire for consideration of any Interests, unless and until the Company shall have satisfied and fulfilled its obligations contained in this Section 2.9.

     2.10 Conversion. Each of the Members hereby agrees that upon request of the Berkshire Members, it will, at the expense of the Company, take such action and execute such documents as may reasonably be necessary to convert the Company into a corporation. In such event, Members shall be entitled to receive upon such conversion that percentage of the securities of the corporation into which the Company is converted as equals the percentage (and nature) of the Interests which such Members held in the Company immediately prior to such conversion and in the case of Marconi, the same economic rights that Marconi held with respect to the PIK Preferred Interest immediately prior to the conversion; provided that, (a) the Company shall have complied with all of the provisions of the Operating Agreement, including, without limitation, those relating to proportional adjustments and anti-dilution protection with respect to the Interests, and (b) upon completion of such conversion the securities received by each such Member shall be on parity. Without limiting the foregoing, in the event that any of the Company's subsidiaries (or any successor corporation thereto) agrees to consummate a Public Offering of its equity securities, the Company agrees to cause such subsidiary to enter into a stockholders agreement with the Members on terms no less favorable than the rights, preferences and agreements set forth in this Agreement, including, without limitation the registration rights provisions, prior to the consummation of such Public Offering.

     2.11  Registration Rights.
           -------------------

          (a) Definitions.  As used in this Section 2.11, the following terms
              -----------
shall have the following respective meanings:

     "Common Stock" means common stock issued by any corporation into which the Company shall be converted.

     "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

     "Corporation" means any corporation which is a successor entity of the Company .

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "Registration Statement" means a registration statement filed by the Corporation with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "Registration Expenses" means the expenses described in Section 2.11(g).

     "Registrable Shares" means (i) any shares of Common Stock hereafter acquired by the Stockholders and any shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassification, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "Stockholder" means a Member which has become a stockholder of the Corporation as contemplated by Section 2.10.

          (b)  Demand Registrations.
               --------------------

          (1) If the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 2.11(b)(1)) from the Berkshire Members requesting that the Corporation file a registration statement under the Securities Act or a similar document pursuant to any other statute then in effect corresponding to the Securities Act, covering the registration of Registrable Shares then owned by such Berkshire Members, the Corporation shall promptly deliver a notice of such request to all other Members. Members may, by written notice to the Corporation given within twenty-five (25) days after receipt of the copy of the Berkshire Members' request, elect to include Registrable Shares held by them in the registration requested by the Berkshire Members. The Corporation shall not later than one hundred eighty (180) days after receipt by the Corporation of such a written request from the Berkshire Members, file a registration statement with the Commission relating to such Registrable Shares as to which such request for a demand registration relates and the Corporation shall use its best efforts to cause the offering of such Registrable Shares to be registered under the Securities Act. The Corporation shall be obligated to effect only two (2) registrations pursuant to this Section 2.11(b)(1); provided, however, that no registration initiated hereunder shall count as a registration initiated hereunder unless and until it shall have been consummated.

          (2) If, pursuant to Section 2.11(c), the total amount of Registrable Shares that all Stockholders request to be included in an offering made pursuant to this Section 2.11(b) exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, then the Corporation will include in such registration only the number of securities which, in the good faith opinion of such underwriters, can be sold, and Stockholders who requested that Registrable Securities be included in such registration shall be entitled to include Registrable Securities pro rata based on the number of Registrable Shares each of them owns.

          (3) The underwriter of any registration requested under this Section 2.11(b) shall be selected by the Berkshire Members and shall be reasonably acceptable to the Corporation.

          (4) The Corporation may include shares in any registration requested under this Section 2.11(b) if the inclusion of such shares would not limit the number of Registrable Shares sought to be included by the Berkshire Members making the demand and the other Members which have elected to participate in such registration, or reduce the offering price thereof; provided that if the number of shares sold by the Berkshire Members and such other Members is less than one-half of the number of shares subject to such registration as a result of the shares included by the Corporation, then such registration shall be deemed to have been effected under Section 2.11(c) hereof and shall not count as one of the two registrations which may be requested by the Berkshire Members making the demand pursuant to this Section 2.11(b).

          (c) Piggyback Registration. If, at any time, the Corporation determines to register any of its equity securities (excluding the registration of any equity security issued to non-affiliates of the Corporation as part of a bona fide debt offering of units comprised of such equity security and a debt security of the Corporation) for its own account or for the account of others under the Securities Act in connection with the public offering of such securities, the Corporation shall, at each such time, promptly give each Stockholder written notice of such determination no later than twenty-five (25) business days before the effective date of any such registration. Upon the written request of any Stockholder received by the Corporation within fifteen
(15) days after the giving of any such notice by the Corporation, the Corporation shall use its best efforts to cause to be registered under the Securities Act all of the Registrable Shares of each Stockholder that such Stockholder has requested be registered. If the total amount of Registrable Shares that are to be included by the Corporation (or other person (including any Stockholder) for whose account the registration is made) for its own account and at the request of Stockholders pursuant to this Section 2.11(c) exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, then the Corporation will include in such registration only the number of securities which in the opinion of such underwriters can be sold, in the following order:

               (i) first, the equity securities of the Corporation (or other person at whose request the registration is made);

               (ii) second, if the registration is not for the account of the Corporation, the equity securities of the Corporation; and

               (iii) third, the Registrable Shares requested to be included by the Stockholders pro rata based on the number of Registrable Shares which each of them owns with the effect and result that all of the Stockholders, including without limitation, Berkshire Members, shall be treated equally and ratably in connection with any registration pursuant to this Section 2.11(c); provided, however if an underwriter who is not an affiliate of any Stockholder or the Corporation, in good faith, requests for the success of the offering that the number of Registrable Shares to be sold by any of the Stockholders exercising piggyback rights pursuant to this Section 2.11(c) be apportioned or excluded, such number of Registrable Shares of such Stockholders shall be reduced or not included to the extent so requested by said underwriter.

          (d) Registration on Form S-3. The Corporation shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form; and to that end the Corporation shall register (whether or not required by law to do so) the Common Stock under the Exchange Act in accordance with the provisions of the Exchange Act following the effective date of the first registration of any securities of the Corporation on Form S-1 or any comparable or successor form. After the Corporation has qualified for the use of Form S-3, in addition to the rights contained in Section 2.11(b) hereof, the Stockholders shall have the right to request an unlimited number of registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Shares to be disposed of and the intended methods of disposition of such shares by such Stockholder or Stockholders), provided that in no event shall the Corporation be required to register shares with an aggregate market value of less than Three Million Dollars ($3,000,000) and the Corporation shall not be required to register Shares under this Section 4 more than twice in any twelve (12) month period.

          (e) Obligations of the Corporation.
              ------------------------------

          (1) Whenever required under Sections 2.11(b) or 2.11(c) hereof to use its best efforts to effect the registration of any Registrable Shares, the Corporation shall:

               (i) Prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective, including, without limitation, filing of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the registration statement current;

               (ii) as expeditiously as reasonably possible, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and to keep each registration and qualification under this Agreement effective (and in compliance with the Securities Act) by such actions as may be necessary or appropriate for a period of up to one hundred eighty (180) days (if, in the reasonable discretion of the Stockholders owning securities covered by such registration statement, such period of time is necessary for the successful completion of the offering of such securities) after the effective date of such registration statement, all as requested by such Stockholders;

               (iii) as expeditiously as reasonably possible furnish to the Stockholders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by them;

               (iv) as expeditiously as reasonably possible use its best efforts to register and qualify the securities covered by such registration statement under such securities or "blue sky" laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling stockholders, then such expenses shall be payable by selling stockholders pro rata, to the extent required by such jurisdiction;

               (v) use its best efforts to cause all Registrable Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition or such Registrable Shares;

               (vi) notify each seller of Registrable Shares covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or Stockholders promptly prepare and furnish to such seller or Stockholders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

               (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 2.10(k)(1) of the Securities Act, and will furnish to each such seller of Registrable Shares at least two (2) business days prior to the filing thereof a copy of any post-effective amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected, except to the extent required by law, on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

               (viii) provide and cause to be maintained a transfer agent and registrar for all Registrable Shares covered by such registration statement from and after a date not later than the effective date of such registration statement; and

               (ix) use its best efforts to list all Registrable Shares covered by such registration statement on any securities exchange on which any class of Registrable Shares is then listed.

          (2) The Corporation will furnish to each Stockholder on whose behalf Registrable Shares have been registered pursuant to this Agreement a signed counterpart, addressed to such Stockholder, of an opinion of counsel for the Corporation dated the effective date of such registration statement, and such opinion of counsel shall cover those matters which are customarily covered in opinions of issuer's counsel delivered to underwriters in connection with underwritten public offerings of securities.

          (3) To the extent then permitted under applicable professional guidelines and standards, obtain a comfort letter from the Corporation's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Corporation's counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case addressed to the Stockholder, and provide copies thereof to the Stockholders;

          (e) In connection with the preparation and filing of each registration statement registering Registrable Shares under this Agreement, the Corporation will give the Stockholders on whose behalf such Registrable Shares are to be so registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Corporation with its officers, its counsel and the independent public accountants who have certified its financial statements, as shall be necessary, in the opinion of such Stockholders or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act.

          (f) Furnish Information. It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Agreement that the Stockholders shall furnish to the Corporation such information regarding them, the Registrable Shares held by them, and the intended method of disposition of such securities as the Corporation shall reasonably request and as shall be required in connection with the action to be taken by the Corporation.

          (g) Expenses of Registration. All expenses incurred in connection with a registration pursuant to Sections 2.11(b) or 2.11(c) hereof (excluding underwriters' discounts and commissions, which shall be borne by the sellers), including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Corporation and the reasonable fees and disbursements of one counsel for the selling Stockholders (which counsel shall be selected by a majority in interest of such Stockholders) shall be borne by the Corporation; provided, however, that the Stockholders requesting a demand registration pursuant to Section 2.11(b)(1) may withdraw such request, in which event so long as such Stockholders agree to pay all expenses incurred by the Corporation in connection with such requested registration, such withdrawn request shall be deemed for all purposes herein not to have been made.

          (h) Underwriting Requirements. In connection with any registration of Registrable Shares under this Agreement, the Corporation will, if requested by the underwriters for any Registrable Shares included in such registration, enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Corporation, and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, provisions relating to indemnification and contribution. The Stockholders on whose behalf Registrable Shares are to be distributed by such underwriters shall be parties to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of the Corporation to and for the benefit of such underwriters shall be also made to and for the benefit of such Stockholders. The Corporation shall use its reasonable best efforts to cause the underwriting agreement to comply with
Section 2.11(i) to this Agreement.

          (i) Indemnification. In the event any Registrable Shares are included in a registration statement as provided in this Agreement:

               (1) To the fullest extent permitted by law, the Corporation will indemnify and hold harmless each Stockholder requesting or joining in a registration, any underwriter (as defined in the Securities Act) for it, and each person, if any, who controls such Stockholder or such underwriter within the meaning of the Securities Act, from and against any losses, claims, damages, expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or arise out of any alleged violation by the Corporation of any rule or regulation promulgated under the Securities Act applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration; provided, however, that the indemnity agreement contained in this Section 2.11(i)(1) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld), nor shall the Corporation be liable to anyone for any such loss claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Stockholder, underwriter or control person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Stockholder, underwriter or control person and shall survive the transfer of such securities by such Stockholder.

               (2) To the fullest extent permitted by law, each Stockholder requesting or joining in a registration will indemnify and hold harmless the Corporation, as the case may be, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Securities Act, and each agent and any underwriter for the Corporation and any person who controls any such agent or underwriter and each other Stockholder and any person who controls such Stockholder (within the meaning of the Securities
     Act) against any losses, claims, damages or liabilities to which the Corporation or any such director, officer, control person, agent, underwriter, or other Stockholder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon an untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Stockholder with respect to such Stockholder expressly for use in connection with such registration; and such Stockholder will reimburse any legal or other expenses reasonably incurred by the Corporation or any such director, officer, control person, agent, underwriter, or other Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, the indemnity obligation of each such Stockholder hereunder shall be limited to and shall not exceed the net proceeds actually received by such Stockholder upon a sale of Registrable Shares pursuant to a registration statement hereunder; and provided, further that the indemnity agreement contained in this Section 2.11(i)(2) shall not apply to amounts paid in settlements effected without the consent of such Stockholder (which consent shall not be unreasonably withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Corporation or any such director, officer, Stockholder, underwriter or control person and shall survive the transfer of such securities by such Stockholder.

               (3) Any person seeking indemnification under this Section 2.11(i) will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure to give such notice will not affect the right to indemnification hereunder, unless the indemnifying party is materially prejudiced by such failure) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party, and other indemnifying parties similarly situated, jointly to assume the defense of such claim with counsel reasonably satisfactory to the parties. In the event that the indemnifying parties cannot mutually agree as to the selection of counsel, each indemnifying party may retain separate counsel to act on its behalf and at its expense. The indemnified party shall in all events be entitled to participate in such defense at its expense through its own counsel. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel.

               (4) If for any reason the foregoing indemnification is unavailable to any party or insufficient to hold it harmless as and to the extent contemplated by the preceding paragraphs of this Section 2.11(i), then each indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, expense or liability in such proportion as is appropriate to reflect the relative benefits received by the Corporation, on the one hand, and the applicable indemnified party, as the case may be, on the other hand, and also the relative fault of the Corporation and any applicable indemnified party, as the case may be, as well as any other relevant equitable considerations.

          (j) Lock-Up Agreement. If required by the underwriter, each Stockholder agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Corporation held by such Stockholder (other than securities included in the applicable registration statement, or shares purchased in the public market after the effective date of registration or shares or other securities acquired other than by receipt of Interests pursuant to the Operating Agreement or this Agreement) or any interest or future interest therein during such period (not to exceed 180 days if such registration is the Corporation's initial public offering and not to exceed 90 days if such registration is other than the Corporation's initial public offering) as is acceptable to the underwriter following the effective date of each registration statement of the Corporation filed under the Securities Act which includes securities to be sold to the public in an underwritten offering. The Corporation may impose stop transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said period. Nothing contained herein shall be deemed or construed to require BancBoston Investments Inc. or Northwestern to refrain from selling any Common Stock or other securities, in whole or in part, if any such sale shall be pursuant to a private placement to a Qualified Institutional Investor within the provisions of an exemption from the registration requirements under the Securities Act or is consummated within the limitations of Rule 144 promulgated under the Securities Act.

          (k) No Inconsistent Agreements. The Corporation agrees that it has not entered into, and it will not hereafter enter into, any Agreement with respect to the registration of its securities that is inconsistent with (or superior to) the rights granted to the Stockholders in this Agreement.

          (l) Stock Split. If, on or after the receipt by the Corporation of a request for registration of a public offering pursuant to Section 2.11(b) hereof, the proposed managing underwriter or underwriters of such offering reasonably believes that the number of shares to be registered is less than the minimum number necessary for the success of such offering, the Corporation shall use its best efforts to cause each share of its outstanding Common Stock to be converted into such number of shares of such Common Stock so that the number of shares of Registrable Shares to be registered is equal to the minimum number which such managing underwriter or underwriters reasonably believes is necessary for the success of such offering. If necessary in connection therewith, the Corporation shall use its best efforts to cause to be recommended, approved and adopted by its Board of Directors and approved and adopted by its stockholders, and, if so approved and adopted, file and cause to become effective, an amendment to its certificate of incorporation increasing the number of shares of Common Stock which the Corporation is authorized to issue. Each Stockholder hereby agrees to vote the shares of Common Stock held by it in favor of adopting such amendment.

          (m) Rule 144 Requirements. After the earlier of (i) the closing of the sale of securities of the Corporation pursuant to a Registration Statement or (ii) the registration by the Corporation of a class of securities under
Section 12 of the Exchange Act, the Corporation agrees:

          (1) to comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Corporation;

          (2) to use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (3) to furnish to any holder of Registrable Shares upon request (i) a written statement by the Corporation as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Corporation, and (iii) such other reports and documents of the Corporation as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

          (n) Mergers, Etc. The Corporation shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Corporation shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Corporation under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Stockholders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 2.11(n) shall not apply in the event of any merger, consolidation or reorganization in which the Corporation is not the surviving corporation if the Stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within (90) days of completion of the transaction for resale to the public pursuant to the Securities Act.

          (o) Exception to Registration. The Corporation shall not be required to effect a registration under this Agreement if (i) in the written opinion of counsel for the Corporation, which counsel and the opinion so rendered shall be reasonably acceptable to the Stockholders holding Registrable Shares, such Stockholders may sell without registration under the Act all Registrable Shares for which they requested registration under the provisions of the Act and in the manner and in the quantity in which the Registrable Shares were proposed to be sold or (ii) if the Corporation determines in its good faith judgment that the use of any prospectus would require the disclosure of material information that the Corporation has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Corporation's ability to consummate a transaction which the Corporation is not otherwise required by applicable securities laws or regulations to disclose. Upon written notice of such determination by the Corporation, the rights of the Stockholders to offer, sell or distribute any Registrable Shares or to require the Corporation to take action with respect to the registration or sale of any Registrable Shares pursuant to this Agreement shall be suspended until the date upon which the Corporation notifies the Stockholders in writing (the "Suspension Termination Notice") that suspension of such rights for the grounds set forth in this
Section 15 is no longer necessary. The Corporation agrees to give Suspension Termination Notice as promptly as practicable following the date that such suspension of rights is no longer necessary (but in any event any such suspension shall be effective for a period not in excess of 180 days in any calendar year). If the Corporation shall give any Suspension Termination Notice, the time periods set forth in Section 2 above shall be extended by the number of days during which the period from and including the date of the giving of such notice of suspension to and including the date the Corporation delivers the Suspension Termination Notice.

     The Stockholders each agree not to offer, sell, contract to sell or otherwise dispose of any Registrable Shares, or any securities convertible into or exchangeable or exercisable for Registrable Shares during any period when, and to the same extent that, any officers of the Corporation are restricted in connection with an offering of securities by the Corporation; provided that nothing herein contained shall be deemed or construed to require a Member to so refrain from disposing of any securities of the Corporation acquired by it other than by reason of the issuance of the Interests and conversion thereof into Common Stock during any such period of time, if any such sale shall be pursuant to a private placement to a Qualified Institutional Investor within the provisions of an exemption from the registration requirements under the Securities Act or is consummated within the limitations of Rule 144 promulgated under the Securities Act. The Corporation shall give reasonable advance notice to each such Stockholder of such offering, which notice shall state in reasonable detail whether or not the Corporation believes the agreement herein contained to refrain from selling or otherwise disposing of Registrable Shares or any securities convertible into or exchangeable or exercisable for such Registrable Shares is applicable to such Stockholder.

          (p) Listing Application. If shares of any class of stock of the Corporation shall be listed on a national securities exchange, the Corporation shall, at its expense, include in its listing application all of the shares of the listed class then eligible for listing owned by any Stockholder.

          (q) Damages.   The Corporation recognizes and agrees that the holder
of Registrable Shares shall not have an adequate remedy if the Corporation fails to comply with the provisions of this Agreement, and that damages will not be readily ascertainable, and the Corporation expressly agrees that in the event of such failure any Stockholder shall be entitled to seek specific performance of the Corporation's obligations hereunder.

          (r) Termination. All of the Corporation's obligations to register Registrable Shares under this Agreement shall terminate on the fifteenth anniversary of this Agreement.

          (s) Transfers of Rights. The rights and obligations of each Stockholder hereunder, may be assigned by such Stockholder to any person or entity acquiring Registrable Shares owned by such Stockholder, and such transferee shall be deemed a "Stockholder" for purposes of this Agreement. Any Registrable Shares owned by a transferee hereunder who acquired such Registrable Shares pursuant to a Permitted Transfer, shall be deemed to be owned, for all purposes of this Agreement, by a member of the Stockholder group of which the transferring Stockholder is or was a member.

          (t) Covenant. The Company (or successor corporation, as the case may be) hereby covenants with Marconi on the same terms as it covenants with the holders of the Senior Subordinated Notes pursuant to the Indenture (in the form it is in on the date hereof).

          (u) The Company will not incur, create, issue, assume, guarantee or otherwise become liable for any membership interests (or successor or similar equity interests) in it of whatever kind which rank prior to or pari passu (whether in point of payment or otherwise) its obligations to Marconi in relation to the PIK Preferred Interest.

  2.12 Senior Issuances. The Company will not incur, create, issue, assume, guarantee or otherwise become liable for any membership interests (or successor or similar equity interests) in it of whatever kind which rank prior to or pari passu with (whether in point of payment or otherwise) its obligations to Marconi in relation to the PIK Preferred Interest.

                                  ARTICLE III

                                 Miscellaneous
                                 -------------

     3.1  Remedies.   The parties to this Agreement acknowledge and agree that
the covenants of the Company and the Members set forth in this Agreement may be enforced in equity by a decree requiring specific performance. In the event of a breach of any material provision of this Agreement, the aggrieved party will be entitled to institute and prosecute a proceeding in any court of competent jurisdiction to enforce specific performance of such provision, as well as to obtain damages for breach of this Agreement. Without limiting the foregoing, if any dispute arises concerning the sale or other disposition of any of the Interests subject to this Agreement or concerning any other provisions hereof or the obligations of the parties hereunder, the parties to this Agreement agree that an injunction may be issued in connection therewith (including, without limitation, restraining the sale or other disposition of such Interests or rescinding any such sale or other disposition). Such remedies shall be cumulative and non-exclusive and shall be in addition to any other rights and remedies the parties may have under this Agreement or otherwise.

     3.2 Entire Agreement; Amendment; Waiver. This Agreement, together with the Exhibits hereto, and the Warrant Agreement (relating to the Warrants) sets forth the entire understanding of the parties, and supersedes all prior agreements and all other arrangements and communications, whether oral or written, with respect to the subject matter hereof. Exhibit A may be amended to reflect changes in the composition of the Members and changes in ownership that may occur from time to time as a result of Permitted Transfers or Transfers permitted under Article II hereof. Amendments to the Schedule reflecting Permitted Transfers or Transfers permitted under Article II hereof shall become effective when a copy of the Agreement as executed by any new transferee, are filed with the Company, except as otherwise provided in Section 3.12 hereof.
Any other amendments to, or the termination of, this Agreement shall require the prior written consent of the Company and a majority in interest of each of the Berkshire Members and the Management Members; provided that no amendment which adversely affects any Other Investor or Northwestern without a like effect on other Members may be made without the consent of such Other Investor, Marconi or Northwestern; provided further, that Marconi shall be entitled, for the avoidance of doubt, to consider its interests as holder of Warrants in determining whether to grant its consent; and provided further that in no event may the definitions of Fair Market Value, Permitted Transfer and Qualified Institutional Investor or Sections 2.4, 2.5, 2.6(h), 2.7 (but only insofar as it adversely effects Northwestern's rights without a like effect on all other Members), 2.8, 2.9 or 2.11 (but only insofar as it relates to Northwestern's ability to include Registrable Shares in a registration and Northwestern's ability to sell during a lock-up period), or this Section 3.2 be amended without the written consent of Northwestern. Notwithstanding any provisions to the contrary contained herein, any party may waive any rights with respect to which such party is entitled to the benefits under this Agreement. No waiver of or consent to any departure from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof.

     3.3 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if the invalid or unenforceable provision were omitted.

     3.4 Notices. All notices and other communications necessary or contemplated under this Agreement shall be in writing and shall be delivered in the manner specified herein or, in the absence of such specification, shall be deemed to have been duly given three business days after mailing by certified mail, when delivered by hand upon confirmation of receipt by telecopy, or one day after sending by overnight delivery service, to the respective addresses of the parties set forth below:

          (a) For notices and communications to Company to:

                         Weigh-Tronix, LLC
                         1000 Armstrong Drive
                         Fairmont, MN 56031-1000
                         Attention:  President
                         Facsimile:

          (b) for notices and communications to the Management Members, to their respective addresses set forth in the Schedule, in either case, with a copy to:

                         Hinckley, Allen & Snyder
                         1500 Fleet Center
                         Providence, Rhode Island 02903
                         Attention:  Stephen J. Carlotti, Esq.
                         Facsimile:  (401) 277-9600

          (c) for notices and communications to the Berkshire Members, to their respective addresses set forth in the Schedule, with a copy to:

                         Hutchins, Wheeler & Dittmar
                         A Professional Corporation
                         101 Federal Street
                         Boston, Massachusetts 02110
                         Attention:  James Westra, Esq.
                         Facsimile:  (617) 951-1295

          (d) for notices and communications to any other Members, to their respective addresses set forth in the Schedule.

By notice complying with the foregoing provisions of this Section 3.4, each party shall have the right to change the mailing address for future notices and communications to such party.

     3.5 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective transferees, successors and assigns; provided, however, that the rights under this Agreement may not be assigned except as expressly provided herein, it being understood that the Company's rights hereunder may be assigned by the Company to any corporation which is the surviving entity in a merger, consolidation or like event involving the Company. No such assignment shall relieve an assignor of its obligations hereunder.

     3.6 Governing Law. This Agreement shall be governed by the law of the State of Delaware (regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

     3.7 Termination. This Agreement shall terminate upon consummation of a Liquidity Event; provided that if such Liquidity Event is a Public Offering, then the provisions of Section 2.11 shall continue in full force and effect.

     3.8 Recapitalizations, Exchanges, Etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to Interests, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Interests, by reason of a stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

     3.9 Action Necessary to Effectuate the Agreement. The parties hereto agree to take or cause to be taken all such corporate and other action as may be necessary to effect the intent and purposes of this Agreement.

     3.10 Purchase for Investment; Legend on Certificate. Each of the parties acknowledges that all of the Interests held by such party are being (or have been) acquired for investment and not with a view to the distribution thereof and that no transfer, hypothecation or assignment of Interests may be made except in compliance with applicable federal and state securities laws. If the Interests which are now or hereafter owned by the Members and which are subject to the terms of this Agreement are certificated then shall have endorsed in writing, stamped or printed, thereon the following legends:

                              "TRANSFER RESTRICTED

     (a) The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or an opinion of counsel satisfactory to the Company and its counsel that such registration is not required.

     (b) The Company is authorized to issue more than one class or series of securities. A copy of the preferences, powers, qualifications and rights of each class or series will be furnished by the Company upon request and without charge.

     (c) The securities represented by this Certificate are subject to the terms and conditions, including certain restrictions on transfer, of a Members' Agreement dated as of June 13, 2000, as amended from time to time, and none of such securities, or any interest therein, shall be transferred, pledged, encumbered or otherwise disposed of except as provided in that Agreement. A copy of the Members' Agreement is on file with the Secretary of the Company and will be mailed to any properly interested person without charge within five (5) days after receipt of a written request."

     All shares shall also bear all legends required by federal and state securities laws. In the event that the Company shall receive an opinion of counsel to a Qualified Institutional Investor (which may be internal counsel to such Qualified Institutional Investor) that, in the opinion of such counsel, the legend set forth in clause (a) above is not, or is no longer necessary or required (including, without limitation, because of the availability of the exemption afforded by Rule 144 or Rule 144A promulgated under the Securities
Act), the Company shall remove such legend from the certificates evidencing the Interests held by such Qualified Institutional Investor or issue new certificates without such legend in lieu thereof.

     3.11 Effectiveness of Transfers. All Interests transferred by a Member (other than pursuant to an effective registration statement under the Securities Act or pursuant to a Rule 144 Transaction) shall, except as otherwise expressly stated herein, be held by the Transferee thereof pursuant to this Agreement. Such Transferee shall, except as otherwise expressly stated herein, have all the rights and be subject to all of the obligations of a Member under this Agreement (as though such party had so agreed pursuant to Section 3.12 hereof) automatically and without requiring any further act by such transferee or by any parties to this Agreement. Without affecting the preceding sentence, if such transferee is not a Member on the date of such transfer, then such transferee, as a condition to such transfer, shall confirm such transferee's obligations hereunder in accordance with Section 3.12 hereof. No Interests shall be transferred on the Company's books and records, and no transfer of Interests shall be otherwise effective, unless any such transfer is made in accordance with the terms and conditions of this Agreement, and the Company is hereby authorized by all of the Members to enter appropriate stop transfer notations on its transfer records to give effect to this Agreement.

     3.12 Other Members. Subject to the restrictions on transfers of Interests contained herein, any person or entity who is not already a Member acquiring Interests, shall, on or before the transfer or issuance to it of Interests, sign a counterpart to this Agreement in form reasonably satisfactory to the Company and shall thereby become a party to this Agreement to be bound hereunder as (i) a Management Member if a Permitted Transferee of a Management Member or an employee of the Company or any of its Subsidiaries or an entity all of whose equity holders or members are employees of the Company or any of its Subsidiaries, (ii) a Berkshire Member if a Permitted Transferee of a Berkshire Member or an employee or affiliate of Berkshire Partners LLC or (iii) an "Other Member" if such transferee does not fall within either clause (i) or (ii) above. Each such additional Member shall be listed on the Schedule, as amended from time to time.

     3.13 No Waiver. No course of dealing and no delay on the part of any party hereto in exercising any right, power or remedy conferred by this Agreement shall operate as waiver thereof or otherwise prejudice such party's rights, powers and remedies. No single or partial exercise of any rights, powers or remedies conferred by this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

     3.14 Counterpart. This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

     3.15 Headings. All headings and captions in this Agreement are for purposes of reference only and shall not be construed to limit or affect the substance of this Agreement.

     3.16 Number; Gender. When the context so requires, the singular shall include the plural and the plural shall include the singular and the gender of any pronoun shall include the other gender.

     3.17 Consent to Jurisdiction. The Company and each of the Members, by its or his execution hereof, (i) hereby irrevocably submit to the jurisdiction of the state courts of the Commonwealth of Massachusetts for the purposes of any claim or action arising out of or based upon this Agreement or relating to the subject matter hereof, and (ii) hereby waive, to the extent not prohibited by applicable law, and agree not to assert by way of motion, as a defense or otherwise, in any such claim or action, any claim that it or he is not subject personally to the jurisdiction of the above-named courts, that its or his property is exempt or immune from attachment or execution, that any such proceeding brought in the above-named court is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court. The Company and each of the Members hereby consent to service of process in any such proceeding in any manner permitted by Massachusetts law, and agree that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 3.4 hereof is reasonably calculated to give actual notice.

     3.18 Costs and Expenses. The Company shall pay its own costs and expenses incurred and the reasonable costs and expenses incurred by each Management Member in connection with this Agreement, and any and all other documents furnished pursuant hereto or in connection herewith.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                               WEIGH-TRONIX, LLC

                    AMENDED AND RESTATED MEMBERS' AGREEMENT

                           Counterpart Signature Page
                           --------------------------

     IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.

                              WEIGH-TRONIX, LLC

                              By:  /s/ Weigh-Tronix, LLC
                                   ---------------------
                              Name:
                              Title:

                               WEIGH-TRONIX, LLC

                    AMENDED AND RESTATED MEMBERS' AGREEMENT

                           Counterpart Signature Page
                           --------------------------

                              BERKSHIRE MEMBERS:

                              BERKSHIRE FUND IV INVESTMENT CORP.

                              By:  /s/ Berkshire Fund IV Investment Corp.
                                   --------------------------------------
                              Name:

                              BERKSHIRE INVESTORS, LLC

                              By:  /s/ Berkshire Investors, LLC
                                   ----------------------------
                              Name
                              Title:

                              BERKSHIRE FUND V INVESTMENT CORP.


                              By:  /s/ Berkshire Fund V Investment Corp.
                                   -------------------------------------
                              Name:
                              Title:

                               WEIGH-TRONIX, LLC

                    AMENDED AND RESTATED MEMBERS' AGREEMENT

                           Counterpart Signature Page
                           --------------------------

                              NORTHWESTERN:

                              THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                              By: /s/ The Northwestern Mutual Life Insurance
                                  ------------------------------------------
                              Company
                              -------

                               WEIGH-TRONIX, LLC

                    AMENDED AND RESTATED MEMBERS' AGREEMENT

                           Counterpart Signature Page
                           --------------------------

                              MANAGEMENT MEMBERS:

                              /s/ John J. McCann, III
                              ------------------------
                              John J. McCann, III

                              /s/ Roger W. Evans
                              ------------------
                              Roger W. Evans

                              /s/ David R. Castle
                              -------------------
                              David R. Castle

                              /s/ Larry Gunning
                              -----------------
                              Larry Gunning


                              R&H Trust Co. [Jersey] Limited


                              By: /s/ R&H Trust Co. [Jersey] Limited
                                  ----------------------------------

                               WEIGH-TRONIX, LLC

                    AMENDED AND RESTATED MEMBERS' AGREEMENT

                               WEIGH-TRONIX, LLC

                               MEMBER'S AGREEMENT

                           Counterpart Signature Page
                           --------------------------

OTHER MEMBERS:

DISCRETIONARY SETTLEMENT      SUNAPEE SECURITIES, INC.
Dated May 6, 1998

By: /s/ Discretionary Settlement  By: /s/ Sunapee Securities, Inc.
    ----------------------------      ----------------------------

DOMINIC'S TRUST               SQUAM LAKE INVESTORS, III, L.P.
Dated May 7, 1998             By: GPI, Inc., its General Partner

By: /s/ Dominic's Trust       By: /s/ Squam Lake Investors, III, L.P.
    -------------------           -----------------------------------

NICHOLAS' TRUST               BANCBOSTON INVESTMENTS INC.
Dated May 8, 1998

By: /s/ Nicholas' Trust       By: /s/ BancBoston Investments Inc.
    -------------------           -------------------------------

W-T INVESTMENT, LLC              CRAIG L. BURR 1986 CHILDREN'S TRUST

By: /s/ W-T InvestmentBy:     By: William P. Egan, Trustee
    ------------------            ------------------------
                                 William P. Egan, Trustee

/s/ Rowland Moriarty
--------------------
Rowland Moriarty

                               WEIGH-TRONIX, LLC

                    AMENDED AND RESTATED MEMBERS' AGREEMENT

                               WEIGH-TRONIX, LLC

                               MEMBER'S AGREEMENT

                           Counterpart Signature Page
                           --------------------------

MARCONI, INC.



By: /s/ Marconi, Inc.
    -----------------